Reporting entity	12 Months Ended
Dec. 31, 2023
Reporting entity
Reporting entity
1	Reporting entity

(i)
ZIM Integrated Shipping Services Ltd. (hereinafter - the "Company" or "ZIM") and its subsidiaries (hereinafter - the "Group" or "the Companies") and the Group’s interests in associates, operate in the field of cargo shipping and related services.

ZIM is a company incorporated in Israel, with limited liability. ZIM’s ordinary shares have been listed on the New York Stock Exchange (the “NYSE”) under the symbol “ZIM” on January 28, 2021. The address of the Company’s registered office is 9 Andrei Sakharov Street, Haifa, Israel.

(ii)	Financial position

(a)
The container shipping industry continues to be characterized by volatility in freight rates, charter rates and bunker prices, accompanied by continuing uncertainties in the global trade, including ongoing inflation and elevated interest rates in certain countries, as well as the implications of the ongoing military conflict between Russia and Ukraine and other geopolitical challenges.

In October, a war situation has started in Israel, after a massive terrorist attack on Israeli civilian and military targets near Israel’s southern border with the Gaza strip. Although as of today, there was no material impact on the Company’s head-office activities, those may be subject to temporary disruptions if this situation was to further escalate.

In December, many ocean carriers including the Company, announced that they will pause their activity in the Red Sea, following attacks made against commercial vessels by armed organizations in Yemen. The Company continues to call ports in the Mediterranean Sea, as well as to operate services which previously crossed the Suez-canal, by re-routing its vessels around Africa. This disruption results with the extension of voyages duration, while potentially affecting the industry’s supply-demand dynamics.

Following the peak levels reached during 2021 and the first quarter of 2022, freight rates have decreased in most trades throughout the remainder of the year 2022 and during 2023, with some increases demonstrated towards and following the year-end of 2023.

In view of the aforementioned business environment and in order to constantly improve the Group’s results of operations and liquidity position, Management continues to optimize its network by considering, and when appropriate, implementing structural changes, participating in partnerships and cooperation agreements and by upgrading its customer’s offerings, whilst seeking operational excellence and cost efficiencies.

(b)
In August 2023, the Company entered into a new operational cooperation agreement with MSC, encompassing several trades, including services connecting the Indian subcontinent with the East Mediterranean, the East Mediterranean with Northern Europe, and services connecting East Asia with Oceania. The agreements include vessel sharing, slot purchases and swap arrangements, and are designed to significantly enhance operational efficiencies, as well as to further elevate the Company’s service levels for its customers. Due to the above-mentioned circumstances in the Red Sea, the cooperation related to services connecting the Indian subcontinent with the East Mediterranean are currently suspended.

(c)
At each reporting date, the Company reviews the carrying amount of its operating assets and assesses them for impairment, or impairment reversal, when indications exist. In the third quarter of 2023 the Company recorded an impairment loss in a total amount of US$ 2,063.4 million - see also Note 7 for further details of the Company’s analysis.

(d)
In October 2023, the European Commission announced its decision not to renew the validity of the antitrust block exemption that is currently available to operational collaborations between maritime carriers (known as the Consortia Block Exemption Regulation, or the CBER), beyond its scheduled expiration date on April 25, 2024. A similar decision was made by the United Kingdom’s Competition and Markets Authority (CMA) not to enact a UK block exemption that would have otherwise replaced the CBER following Brexit. As a result of these decisions, commencing from the respective expiration date of the block exemptions, carriers (including the Company) will be required to self-assess the compliance of their operational collaborations with other carriers, rather than to rely on such block exemptions, where currently applicable. The Company is assessing the implications of these changes on its operations, but it does not believe that they will have a material impact on its operations as currently conducted.

(e)
On January 1, 2024, the European Union’s Emissions Trading System (ETS) entered into effect, which sets a limit on the total amount of greenhouse gases that shipping companies are permitted to emit on routes to or from European Union members’ ports. Such limit is expressed in emission allowances, which the Company will be required to surrender each year to fully account for its emissions. The ETS requirements gradually increase over time, from 40% of reported emissions in 2024 to 100% of reported emissions in 2026. The Company has introduced a new surcharge, intended to recover the additional costs from its customers.

(f)
Charter agreements:

Further to the Company’s long-term agreement with Seaspan for the chartering of ten 15,000 TEU new-build liquefied natural gas (LNG) dual-fuel vessels, nine of such vessels were delivered to the Company, since the beginning of 2023. As of today, fifteen additional new-build vessels were delivered to the Company in accordance with other chartering agreements.

Additional vessels related to these agreements, which the Company entered into during 2021 and 2022, are scheduled to be delivered to the Company during 2024 (see also Note 26).

(g)
Dividends:

In April 2023, further to the approval by the Company’s Board of Directors in March 2023, the Company distributed a dividend in an amount of US$ 769 million, reflecting US$ 6.40 per ordinary share.